Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Current:
Salaries and bonus	$ 72,314	$ 68,353
Pension	115	1,196
Withholding taxes on salary and statutory payables	10,157	7,308
Total	82,586	76,857
Non-current:
Pension and other obligations	19,589	12,999
Total	$ 19,589	$ 12,999